EXHIBIT 21.1

Subsidiaries of the Registrant

Subsidiaries

RRE Opportunity Holdings, LLC

Resource Real Estate Opportunity OP, LP

RRE Iroquois, LP

RRE Iroquois Holdings, LLC

RRE Cannery Holdings, LLC

RRE Williamsburg Holdings, LLC

RRE Autumn Wood Holdings, LLC

RRE Village Square Holdings, LLC

RRE Brentdale Holdings, LLC

RRE Jefferson Point Holdings, LLC

RRE Centennial Holdings, LLC

RRE Pinnacle Holdings, LLC

RRE River Oaks Holdings, LLC

RRE Nicollet Ridge Holdings, LLC

RRE Charlemagne Holdings, LLC

RRE Addison Place, LLC

PRIP Coursey, LLC

PRIP 500, LLC

PRIP Pines, LLC

RRE Berkeley Run Holdings, LLC

RRE Berkeley Trace Holdings LLC

RRE Merrywood LLC

RRE Sunset Ridge Holdings, LLC

RRE Parkridge Place Holdings, LLC

RRE Woodmoor Holdings, LLC

RRE Gilbert Holdings, LLC

RRE Bonita Glen Holdings, LLC

RRE Yorba Linda Holdings, LLC

RRE Providence Holdings, LLC

RRE Green Trails Holdings, LLC

RRE Terraces at Lake Mary Holdings, LLC

RRE Courtney Meadows Holdings, LLC

RRE Sandy Springs Holdings, LLC

RRE Grapevine Holdings, LLC

RRE Opportunity Holdings II, LLC

RRE Opportunity OP II, LP

RRE Bear Creek Holdings, LLC

RRE Oak Hill Holdings, LLC

RRE Buckhead Holdings, LLC

RRE Farrington Holdings, LLC

RRE Mayfair Chateau Holdings, LLC

RRE Fairways of Bent Tree Holdings, LLC

RRE Spalding Crossing Holdings, LLC

RRE Montclair Terrace Holdings, LLC

RRE Grand Reserve Holdings, LLC

RRE Canterwood Holdings, LLC

RRE Fox Ridge Holdings, LLC

RRE Riverlodge Holdings, LLC

RRE Breckenridge Holdings, LLC

RRE Santa Rosa Holdings, LLC

RRE Windbrooke Holdings, LLC

RRE Woods Holdings, LLC

RRE Indigo Creek Holdings, LLC

RRE Martin's Point Holdings, LLC

Resource Apartment OP III, LP

Resource Apartment Holdings III, LLC

RRE Payne Place Holdings, LLC

RRE Bay Club Holdings, LLC

RRE Tramore Village Holdings, LLC

RRE Matthews Reserve Holdings, LLC

RRE Kensington Holdings, LLC

RRE Wimbledon Oaks Holdings, LLC

RRE Summit Holdings, LLC

Revolution I Merger Sub, LLC

Revolution III Merger Sub, LLC

The subsidiaries listed above are all incorporated in the State of Delaware.